MASTR ALTERNATIVE LOANS TRUST SERIES 02-X (MALT 02-X)
                        WHOLE LOAN 30YR ALT-A FIXED-RATE



 DEAL SIZE                                      $59MM

 GWAC                                           7.120% +/-15BPS

 WAM                                               356 +/- 2 MONTHS

 WALA                                                 2 APPROX.

 CALIFORNIA                                     26.7% APPROX.

 AVG LOAN BALANCE      (100% CONFORMING)        $174K APPROX.

 WA LTV                                         77.0% APPROX.

 LOAN PURPOSE:         PURCHASE                 61.2% APPROX.
                       RATE-TERM REFI           38.1% APPROX.
                       CASH-OUT REFI             0.7% APPROX.

 PROPERTY TYPE:        SFD/PUD                  86.8% APPROX.
                       OTHER                    13.2% APPROX.

 DOC TYPE:             STATED/INC              100.0% APPROX.

 OCCUPANCY:            PRIMARY                  92.3% APPROX.
                       SECONDARY                 7.7% APPROX.

 WA FICO                                         730 APPROX.

 AAA RATINGS                              2 OF 3 (S&P, MOODYS. FITCH)

 ESTIMATED SUBORDINATION LEVEL                  6.00% APPROX.

 PRICING SPEED                                   100% PPC

 RAMP                  4-16 CPR IN 12 MTHS, 16 CPR THEREAFTER

 SETTLEMENT DATE                                09/30/02

 DEPOSITOR                              MORTGAGE ASSET SECURITIZATION
                                        TRANSACTIONS, INC.

 MASTER SERVICER/BOND ADMINISTRATOR     WELLS FARGO BANK MINNESOTA, NA


                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 10% SIZE VARIANCE.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.